SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 4, 2000


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Colorado                      0-239052                  84-1028716
 ---------------------------        -----------              ------------------
(State of other jurisdiction       (Commission              (I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)



301 Remington, Fort Collins, Colorado                              80524
---------------------------------------                          --------
(Address of principal executive offices)                         Zip Code



Registrant's telephone number, including area code:  970-484-7722




                      301 Remington Fort Collins, CO 80524
           ----------------------------------------------------------
          (Former name or former address, if changed since last report

Item 5   Other Events

a) Avert, Inc. Announced Release of its 1999 Hiring Statistics.




Item 7   Financial Statements and Exhibits

         c)    Exhibits

               23   Press release dated May 4, 2000

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AVERT, INC.



May 8, 2000                                 By:  /s/  Dean A. Suposs
---------------------------                      -------------------------------
Date                                             Dean A. Suposs
                                                 President

                                  EXHIBIT INDEX


Exhibit No.              Exhibit Description                            Page
----------               -------------------                            ---

   23                    Press Release, dated                            5
                         May 8, 2000